Exhibit 10.2

SUBSCRIPTION AGREEMENT

March 19, 2021

SC Health Corporation

108 Robinson Road #10-00

Singapore 068900

Rockley Photonics Holdings Limited

3rd Floor 1 Ashley Road

Altrincham, Cheshire

United Kingdom, WA14 2DT

Ladies and Gentlemen:

In connection with the proposed business combination (the “Transaction”) between SC Health Corporation, a Cayman Islands exempted company (“SC Health”), and Rockley Photonics, Ltd., a company incorporated under the laws of England and Wales with company number 08683015 (“Target”), pursuant to that certain Business Combination Agreement and Plan of Merger, dated as of March 19, 2021 (as it may be amended, the “Transaction Agreement”), by and among SC Health, Target, Rockley Photonics Holdings Limited, an exempted company incorporated in the Cayman Islands with limited liability (“HoldCo”) and Rockley Mergersub Limited, an exempted company incorporated in the Cayman Islands with limited liability and a direct wholly owned subsidiary of HoldCo, SC Health is seeking commitments to purchase ordinary shares (the “Ordinary Shares”), of HoldCo for a purchase price of $10.00 per share (the “Purchase Price”), in a private placement to be conducted by HoldCo and SC Health (the “Offering”). In connection therewith, the undersigned subscriber (“Undersigned”), SC Health and HoldCo agree in this subscription agreement (this “Subscription Agreement”) as follows:

1. Subscription. As of the date written above (the “Subscription Date”), the Undersigned hereby irrevocably subscribes for and agrees to purchase from HoldCo such number of Ordinary Shares as is set forth on the signature page of this Subscription Agreement (the “Shares”) at the Purchase Price per Share and on the terms provided for herein.

SC Health and HoldCo has entered into separate subscription agreements (the “Other Subscription Agreements”) with certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act) (each, an “Other Subscriber”), pursuant to which such investors have agreed to purchase Ordinary Shares on the Closing Date and the aggregate gross proceeds from the securities to be sold by HoldCo pursuant to this Subscription Agreement and the Other Subscription Agreements equals, as of the date hereof, $150,000,000.

2. Closing; Delivery of Shares.

(a) The closing of the sale of Shares contemplated hereby (the “Closing”, and the date that the Closing actually occurs, the “Closing Date”) is contingent upon the substantially concurrent consummation of the Transaction (the “Transaction Closing”). The Closing shall occur on the date of the Transaction Closing, and immediately prior to, the Merger Effective Time (as defined in the Transaction Agreement).

(b) HoldCo shall provide written notice (which may be via email) to the Undersigned (the “Closing Notice”) that HoldCo reasonably expects the Transaction Closing to occur on a date specified in the notice (the “Scheduled Closing Date”) that is not less than three (3) business days from the date of the Undersigned’s receipt of the Closing Notice, which Closing Notice shall contain HoldCo’s wire instructions for an escrow account (the “Escrow Account”) established by HoldCo with a third party escrow agent (the “Escrow Agent”) to be identified in the Closing Notice. At least two (2) business days prior to the Scheduled Closing Date, the Undersigned shall deliver to the Escrow Account the aggregate Purchase Price for the Shares subscribed by wire transfer of United States dollars in immediately available funds. Upon the Closing, HoldCo shall provide instructions to the Escrow Agent to release the funds in the Escrow Account to HoldCo against delivery to the Undersigned of the Shares, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in book-entry form as set forth in Section 2(c) below. If this Subscription Agreement is terminated prior to the Closing and any funds have already been sent by the Undersigned to the Escrow Account, then promptly (but in no event later than five (5) business days after the Scheduled Closing Date specified in the Closing Notice) after such termination, HoldCo will instruct the Escrow Agent to promptly return such funds to the Undersigned.

(c) On the Closing Date, promptly after the Closing, HoldCo shall deliver (or cause the delivery of) the Shares in book-entry form with restrictive legends in the amount as set forth on the signature page to the Undersigned as indicated on the signature page.

3. Closing Conditions. In addition to the condition set forth in the first sentence of Section 2(a) above:

(a) The Closing is also subject to the satisfaction or valid waiver by each party to this Subscription Agreement of the conditions that, on the Closing Date:

(i) no suspension of the qualification of the Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii) no governmental authority of competent jurisdiction shall have rendered, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and which then makes the consummation of the transactions contemplated hereby illegal or then restrains or prohibits the consummation of the transactions contemplated hereby; and

(iii) all material conditions precedent to the Transaction Closing set forth in the Transaction Agreement shall have been satisfied or waived (other than those conditions which, by their nature, are to be satisfied at the Transaction Closing).

(b) The obligations of SC Health and HoldCo to consummate the Closing are also subject to the satisfaction or valid waiver by SC Health and HoldCo of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the Undersigned contained in this Subscription Agreement shall be true and correct in all material respects at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date); and

(ii) the Undersigned shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing.

(c) The obligations of the Undersigned to consummate the Closing are also subject to the satisfaction or valid waiver by the Undersigned of the additional conditions that, on the Closing Date:

(i) all representations and warranties of SC Health and HoldCo contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true in all respects) as of such date); and

(ii) SC Health and HoldCo shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to Closing.

4. SC Health and HoldCo Representations and Warranties. Each of SC Health (other than in respect of paragraph (b) below) and HoldCo represents and warrants to the Undersigned severally (and not jointly and severally), as to itself only, that:

(a) As of the date hereof, each of SC Health and HoldCo is an exempted company duly organized, validly existing and in good standing under the laws of the Cayman Islands. Immediately following the Transaction Closing under the Transaction Agreement, each of SC Health and HoldCo will be validly existing and in good standing under the laws of its jurisdiction of organization. Each of SC Health and HoldCo has the corporate power and authority to own, lease and operate its respective properties and conduct its respective business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) All issued and outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and are non-assessable and are not subject to pre-emptive rights. The Shares have been duly authorized and, when issued and delivered to the Undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under HoldCo’s Articles of Association or under the laws of the Cayman Islands.

(c) This Subscription Agreement has been duly authorized, executed and delivered by each of SC Health and HoldCo and is enforceable against each of SC Health and HoldCo in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d) The issuance and sale of the Shares by HoldCo and the compliance by each of SC Health and HoldCo with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will be done in accordance with the NYSE listing rules and will not conflict with or result in a material breach or material violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SC Health or HoldCo or any of their respective subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which SC Health or HoldCo or any of their respective subsidiaries is a party or by which SC Health or HoldCo or any of their respective subsidiaries is bound or to which any of the property or assets of SC Health or HoldCo is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of SC Health or HoldCo (a “Material

Adverse Effect”) or materially affect the validity of the Shares or the legal authority of SC Health or HoldCo to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any material violation of the provisions of the organizational documents of SC Health or HoldCo; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over SC Health or HoldCo or any of its properties that would have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of SC Health or HoldCo to comply with this Subscription Agreement; subject, in the case of the foregoing clauses (i) and (iii) with respect to the consummation of the transactions therein contemplated.

(e) Neither SC Health nor HoldCo has entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which the Undersigned could become liable. Other than Merrill Lynch (Singapore) Pte. Ltd. (and its affiliates) and Cowen and Company, LLC. (collectively, the “Placement Agents”), neither SC Health nor HoldCo is aware of any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any shares of Ordinary Shares in the Offering. Without limiting the foregoing, SC Health and HoldCo acknowledge, and the Undersigned understands, that SC Health has engaged the Placement Agents in connection with the placement of Ordinary Shares under the Other Subscription Agreements, in connection with the Transaction, pursuant to which the Other Subscribers have, together with the Undersigned pursuant to this Subscription Agreement, agreed to purchase, severally and not jointly, Ordinary Shares at the Purchase Price (each such investor, including the Undersigned, a “Subscriber” and together with the Undersigned, the “Subscribers”) and SC Health is obligated to compensate the Placement Agents for their services as set forth in the Other Subscription Agreements.

(f) HoldCo is not, and immediately after receipt of payment for the Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(g) Assuming the accuracy of the Undersigned’s representations and warranties set forth in Section 5, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Subscription Agreement, it is not necessary to register the Shares under the Securities Act.

(h) Neither SC Health, HoldCo, nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any HoldCo security or solicited any offers to buy any security under circumstances that would adversely affect reliance by HoldCo on either Regulation S under the Securities Act or Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Shares under the Securities Act.

(i) There are no Other Subscription Agreements, side letter agreements or other agreements or understandings (including written summaries of any oral understandings) with any Other Undersigned that include terms and conditions that are materially more advantageous to any such Other Undersigned (as compared to Undersigned) containing any of the following: (i) any rights or benefits granted to an Other Undersigned in connection with such Other Undersigned’s compliance with any law, regulation or policy specifically applicable to such Other Undersigned or in connection with the taxable status of an Other Undersigned, (ii) any rights or benefits which are personal to an Other Undersigned based solely on its place of organization or headquarters, organizational form of, or other particular restrictions applicable to, such Other Undersigned, or (iii) any rights with respect to the confidentiality or disclosure of an Other Undersigned’s identity.

(j) SC Health has made available to Undersigned (including via the SEC’s EDGAR system) a true, correct and complete copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by SC Health with the Commission prior to the date of this Subscription Agreement (the “SEC Documents”). None of the SEC Documents filed under the Exchange Act, contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. SC Health has timely filed each report, statement, schedule, prospectus, and registration statement that SC Health was required to file with the SEC since its inception and through the date hereof. There are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Documents.

(k) Each of HoldCo and SC Health understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by the Undersigned.

5. Undersigned Representations, Warranties and Covenants. The Undersigned represents and warrants to SC Health and HoldCo that:

(a) At the time the Undersigned was offered the Shares, it was, and as of the date hereof, the Undersigned (i) (A) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (5), (7) or (8) under the Securities Act) as certified by the Undersigned on Schedule I, (ii) is not an “Institutional Account” as such term is defined in FINRA Rule 4512(c), (iii) is acquiring the Shares only for its own account and not acquiring the Shares for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or (ii) is a “U.S. person” within the meaning of Regulation S under the Securities Act. The Undersigned is not an entity formed for the specific purpose of acquiring the Shares. The Undersigned is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and has exercised independent judgment in evaluating its participation in the purchase of the Shares.

(b) The Undersigned understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares delivered at the Closing have not been registered under the Securities Act. The Undersigned understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by the Undersigned absent an effective registration statement under the Securities Act except (i) to HoldCo or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in accordance with applicable securities laws of the states and other jurisdictions, and that any certificates (if any) or any book-entry shares representing the Shares delivered at the Closing shall contain a legend or restrictive notation to such effect. The Undersigned understands and agrees that the Shares, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, the Undersigned may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

(c) The Undersigned understands and agrees that the Undersigned is purchasing Shares directly from HoldCo. The Undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the Undersigned by SC Health or HoldCo, or any of its officers or directors, expressly (other than those representations, warranties, covenants and agreements included in this Subscription Agreement) or by implication.

(d) The Undersigned’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

(e) The Undersigned acknowledges and agrees that the Undersigned has received such information as the Undersigned deems necessary in order to make an investment decision with respect to the Shares. Without limiting the generality of the foregoing, the Undersigned acknowledges that it has received and carefully reviewed the following items (collectively, the “Disclosure Documents”): (i) the final prospectus of SC Health, dated as of July 11, 2019 and filed with the U.S. Securities and Exchange Commission (the “SEC”) (File No. 333-232240) on July 12, 2019 (the “Prospectus”), (ii) each filing made by SC Health with the SEC following the filing of the Prospectus through the date of this Subscription Agreement, (iii) the Transaction Agreement, a copy of which will be filed by HoldCo and SC Health with the SEC and (iv) the investor presentation by SC Health and the Target, a copy of which will be furnished by HoldCo and SC Health to the SEC. The undersigned understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall not apply following the Transaction Closing. The Undersigned represents and agrees that the Undersigned and the Undersigned’s professional advisor(s), if any, have had the full opportunity to ask SC Health’s and the Target’s management questions, receive such answers and obtain such information as the Undersigned and such Undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The Undersigned has conducted its own investigation of SC Health, HoldCo, the Target and the Shares and the Undersigned has made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Shares.

(f) The Undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Disclosure Documents and in SC Health’s filings with the SEC. The Undersigned is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Undersigned has sought such accounting, legal and tax advice as the Undersigned has considered necessary to make an informed investment decision.

(g) Alone, or together with any professional advisor(s), the Undersigned has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Undersigned and that the Undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Undersigned’s investment in HoldCo. The Undersigned acknowledges specifically that a possibility of total loss exists.

(h) In making its decision to purchase the Shares, the Undersigned has relied solely upon independent investigation made by the Undersigned and the representations and warranties of SC Health and HoldCo set forth herein. Without limiting the generality of the foregoing, the Undersigned has not relied on any statements or other information provided by the Placement Agents concerning SC Health, HoldCo, Target or the Shares or the offer and sale of the Shares.

(i) The Undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of this Offering of the Shares or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of SC Health’s filings with the SEC.

(j) The Undersigned has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

(k) The execution, delivery and performance by the Undersigned of this Subscription Agreement are within the powers of the Undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any federal or state statute, rule or regulation applicable to the Undersigned, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Undersigned is a party or by which the Undersigned is bound, and, if the Undersigned is not an individual, will not violate any provisions of the Undersigned’s charter documents, including its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the Undersigned is an individual, has legal competence and capacity to execute the same or, if the Undersigned is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Undersigned, enforceable against the Undersigned in accordance with its terms.

(l) Neither the due diligence investigation conducted by the Undersigned in connection with making its decision to acquire the Shares nor any representations and warranties made by the Undersigned herein shall modify, amend or affect the Undersigned’s right to rely on the truth, accuracy and completeness of SC Health’s and HoldCo’s representations and warranties contained herein.

(m) The Undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). The Undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Undersigned is permitted to do so under applicable law. If the Undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the Undersigned and used to purchase the Shares were legally derived.

(n) As of the date hereof and at the Closing, neither the Undersigned, nor, to the extent it has them, any of its direct beneficial owners or (only so far as the Undersigned is aware) its indirect beneficial owners or its directors, affiliates or executive officers (collectively with the Undersigned, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Undersigned has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Shares by the Undersigned will not subject SC Health or HoldCo to any Disqualification Event.

(o) Undersigned is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision) other than with those persons or entities who may be deemed affiliates or control persons, including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(p) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in HoldCo as a result of the purchase and sale of Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over HoldCo from and after the Closing as a result of the purchase and sale of Shares hereunder.

(q) The Undersigned became aware of this Offering of the Shares solely by means of direct contact between the Undersigned and SC Health, HoldCo, the Placement Agents or a representative of SC Health, HoldCo or the Placement Agents, and the Shares were offered to the Undersigned solely by direct contact between the Undersigned and SC Health, HoldCo, the Placement Agents or a representative of SC Health, HoldCo or the Placement Agents. The Undersigned acknowledges that SC Health and HoldCo each represents and warrants severally (and not jointly and severally), as to itself only, that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Neither the Undersigned, nor any of its directors, officers, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the Offering.

(r) The Undersigned understands, acknowledges and agrees that (i) the Placement Agents, which have been engaged by SC Health in connection with the placement of Ordinary Shares under the Other Subscription Agreements, have not been engaged by SC Health in connection with the Undersigned’s Subscription of Shares under this Subscription Agreement and are not participating in any manner in the Subscription, including but not limited to the negotiation between SC Health, HoldCo and the Undersigned with respect to the Subscription, the execution by the Undersigned of this Subscription Agreement or the issuance or sale of Shares by HoldCo to the Undersigned as contemplated herein; (ii) no Placement Agent has introduced the Undersigned to SC Health or HoldCo (nor SC Health or HoldCo to the Undersigned), or otherwise solicited or arranged, directly or indirectly, HoldCo’s proposed sale of Shares to the Undersigned or the Undersigned’s Subscription hereunder; (iii) it has not received any information from any of the Placement Agents or any of their respective affiliates in connection with the Subscription and has not relied on any statements made or purported to be made directly or indirectly by the Placement Agents or any of the Placement Agents’ respective affiliates with respect to the Undersigned’s decision to invest in the Shares; (iv) although the Placement Agents are participating in the placement of Ordinary Shares in connection with the Other Subscription Agreements, the Placement Agents and their respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to SC Health, HoldCo or the Shares or the accuracy, completeness or adequacy of any information supplied to the Undersigned by SC Health and HoldCo and none of the Placement Agents or any of their respective affiliates has prepared any disclosure or offering document in connection with the offer and sale of the Shares; and (v) No disclosure or offering document has been prepared by the Placement Agents in connection with the offer and sale of the Shares. The Placement Agents and each of their respective members, directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to HoldCo, SC Health, the Target, any of their respective businesses, or the Shares or the accuracy, completeness or adequacy of any information supplied to the Undersigned by SC Health and/or HoldCo. In connection with the issue and purchase of the Shares, the Placement Agents have not acted as the Undersigned’s financial advisor or fiduciary, nor has any Placement Agent otherwise advised the Undersigned or made any recommendation whatsoever to the Undersigned with respect to its decision to subscribe for the Shares.

(s) In recognition of Sections 5(q) and 5(r) above, the Undersigned further acknowledges and agrees that it has not received any recommendation with respect to the Subscription from a Placement Agent and thus will not be deemed to form a relationship with a Placement Agent in connection with the Subscription that would require such Placement Agent to treat the Undersigned as a “retail customer” for purposes of Regulation Best Interest pursuant to Rule 15I-1 of the Exchange Act, or a “retail investor” for purposes of Form CRS pursuant to Rule 17a-14 of the Exchange Act. Accordingly, the Undersigned acknowledges and agrees that it is not entitled to the protections or disclosures required by Regulation Best Interest or Form CRS with respect to the Subscription.

(t) The Undersigned acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to SC Health and HoldCo.

6. Registration Rights. HoldCo agrees that, within thirty (30) calendar days after the Transaction Closing, HoldCo will file with the SEC (at HoldCo’s sole cost and expense) a registration statement registering the resale of the Shares (the “Registration Statement”), and HoldCo shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) ninety (90) calendar days after the filing thereof (or one hundred and twenty (120) calendar days after the filing thereof in the event the SEC reviews and has written comments to the Registration Statement), and (ii) the tenth (10th) business day after the date HoldCo is notified in writing by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. HoldCo will provide a draft of the Registration Statement to the Undersigned for review at least three (3) business days in advance of the filing the Registration Statement, and shall advise the Undersigned upon the Registration Statement being declared effective by the SEC. If the SEC prevents HoldCo from including any or all of the Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Shares by the Holders or otherwise, HoldCo shall use its best efforts to ensure that the SEC determines that (1) the offering contemplated by the Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 of the Securities Act and (2) the Undersigned is not a statutory underwriter. If HoldCo is unsuccessful in the efforts described in the preceding sentence then (i) HoldCo shall cause such Registration Statement to register for resale such number of Shares which is equal to the maximum number of Shares as is permitted by the SEC and (ii) the Undersigned shall have an opportunity to withdraw its Shares. In such event, the number of Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. HoldCo agrees that HoldCo will cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective until the earlier of (i) two years from the issuance of the Shares, (ii) the date on which the Undersigned ceases to hold the Shares covered by such Registration Statement or any such other registration statement, or (iii) on the first date on which the Undersigned can sell all of its Shares under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold. The Undersigned agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of the Shares to HoldCo (or its successor) upon request to assist HoldCo in making the determination described above. HoldCo’s obligations to include the Shares in the Registration Statement or any such other registration statement are contingent upon the Undersigned or any other Subscriber furnishing in writing to HoldCo such information regarding the Undersigned or any other Subscriber, the securities of HoldCo held by the Undersigned or any other Subscriber and the intended method of disposition of the Shares as shall be reasonably requested by HoldCo to effect the registration of the Shares, and shall execute such documents in connection with such registration as HoldCo may reasonably request that are customary of a selling stockholder in similar situations. HoldCo may delay filing, delay effectiveness or suspend the use of any such registration statement if it determines that (i) the financial statements included in such registration statement are required to be updated in order to comply with Regulation S-X age of financial statement requirements or (ii) in order for such registration statement to not contain a material misstatement or omission of a material fact, an amendment thereto or a supplement to the related prospectus would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of HoldCo or would require premature disclosure of information that could materially adversely affect HoldCo (each such circumstance, a “Suspension Event”); provided, that HoldCo shall use commercially reasonable efforts to make such registration statement available for the sale by the Undersigned or any other Subscriber of such securities as soon as practicable thereafter. Upon receipt of any written notice from HoldCo of the happening of any Suspension Event during the period that the Registration Statement or any such other registration statement is effective or if as a result of a Suspension Event the Registration Statement or any such other registration statement or related prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the related prospectus), not misleading, the Undersigned agrees that it will (i) immediately discontinue offers and sales of the Shares under the Registration Statement or any such other registration statement until the Undersigned receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from HoldCo that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by HoldCo unless otherwise required by applicable law. If so directed by HoldCo, the Undersigned will deliver to HoldCo or destroy all copies of the prospectus covering the Shares in the Undersigned’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply to (i) the extent the Undersigned is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

HoldCo shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless Undersigned (to the extent a seller under the Registration Statement), and any of its respective officers, directors, agents, partners, members, stockholders, affiliates, managers, investment advisers and employees, and each person who controls Undersigned (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable external attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except insofar as and to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding the Undersigned furnished in writing to HoldCo by such Undersigned expressly for use therein or such Undersigned has omitted a material fact from such information or otherwise violated the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of HoldCo (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall HoldCo be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by such Undersigned, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by HoldCo in a timely manner, (C) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by HoldCo, or (D) in connection with any offers or sales effected by or on behalf of such Undersigned in violation of Section 6 hereof. HoldCo shall notify the Undersigned promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 6 of which HoldCo is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Securities by Undersigned or any other Holder.

7. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of: (a) the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; (b) such date and time as the Transaction Agreement is terminated in accordance with its terms; or (c) written notice by either party to the other party to terminate this Subscription Agreement if the transactions contemplated by this Subscription Agreement are not consummated on or prior to December 31, 2021; provided that (i) nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. SC Health and shall notify the Undersigned of the termination of the Transaction Agreement promptly after the termination of such agreement and (ii) the provisions of Sections 8 through 10 of this Subscription Agreement will survive any termination of this Subscription Agreement and continue indefinitely.

8. Trust Account Waiver. The Undersigned hereby represents and warrants that it has read the Prospectus and understands that SC Health has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and the overallotment shares acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of SC Health’s public stockholders (including overallotment shares acquired by SC Health’s underwriters, the “Public Stockholders”), and that, except as otherwise described in the Prospectus, SC Health may disburse monies from the Trust Account only: (a) to the Public Stockholders in the event they elect to redeem their SC Health shares in connection with the consummation of SC Health’s initial business combination (as such term is used in the Prospectus, the “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Stockholders if SC Health fails to consummate a Business Combination within 24 months after the closing of the IPO, which is subject to extension by amendment to SC Health’s organizational documents, (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any franchise and income tax obligations and up to $100,000 in dissolution expenses, or (d) to SC Health after or concurrently with the consummation of a Business Combination. For and in consideration of SC Health entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Undersigned hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither the Undersigned nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement, the Transaction or any proposed or actual business relationship between SC Health or its Representatives, on the one hand, and the Undersigned or its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”); provided, however, that nothing in this Section 8 shall be deemed to limit any Undersigned’s right to distributions from the Trust Account in accordance with its rights as a Public Stockholder in respect of shares of SC Health acquired by any means other than pursuant to this Subscription Agreement. The Undersigned on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that the Undersigned or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with SC Health or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Subscription Agreement or any other agreement with SC Health or its affiliates). The Undersigned agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by SC Health and its affiliates to induce SC Health to enter in this Subscription Agreement, and the Undersigned further intends and understands such waiver to be valid, binding and enforceable against the Undersigned and each of its affiliates under applicable law. To the extent the Undersigned or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SC Health or its Representatives, which proceeding seeks, in whole or in part, monetary relief against SC Health or its Representatives, the Undersigned hereby acknowledges and agrees that the Undersigned’s and its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit the Undersigned or its affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event the Undersigned or any of its affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SC Health or its Representatives, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or against SC Health or the Public Stockholders, whether in the form of money damages or injunctive relief, SC Health and its Representatives, as applicable, shall be entitled to recover from the Undersigned and its affiliates the associated legal fees and costs in connection with any such action in the event SC Health or its Representatives, as applicable, prevails in such action or proceeding. For purposes of this Subscription Agreement, “Representatives” with respect to any person shall mean such person’s affiliates and its and its affiliate’s respective directors, officers, employees, consultants, advisors, agents and other representatives. Notwithstanding anything to the contrary contained in this Subscription Agreement, the provisions of this Section 8 shall survive the Closing or any termination of this Subscription Agreement and last indefinitely.

9. Miscellaneous.

(a) Neither this Subscription Agreement nor any rights that may accrue to the Undersigned hereunder (other than the Shares acquired hereunder, if any, subject to applicable securities laws) may be transferred or assigned by the Undersigned without the prior written consent of SC Health and HoldCo, and any purported transfer or assignment without such consent shall be null and void ab initio.

(b) HoldCo and SC Health may request from the Undersigned such additional information as SC Health and/or HoldCo may deem necessary to evaluate the eligibility of the Undersigned to acquire the Shares, and the Undersigned shall provide such information to SC Health and HoldCo upon such request provided that SC Health and HoldCo keep any such information so provided confidential, it being understood by the Undersigned that HoldCo and SC Health may without any liability hereunder reject the Undersigned’s subscription prior to the Closing Date in the event the Undersigned fails to provide such additional information requested by SC Health and HoldCo to evaluate the Undersigned’s eligibility or SC Health and HoldCo determines that the Undersigned is not eligible.

(c) The Undersigned acknowledges that SC Health, HoldCo, the Target and others will rely on the acknowledgments, understandings, agreements, representations and warranties of the Undersigned contained in this Subscription Agreement. Prior to the Closing, the Undersigned agrees to promptly notify SC Health and HoldCo if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The Undersigned agrees that the purchase by the Undersigned of Shares from HoldCo will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the

Undersigned as of the time of such purchase. The Undersigned acknowledges and agrees that each of the Target and their respective affiliates is a third-party beneficiary of the representations, warranties and covenants of the Undersigned contained in Section 5 of this Subscription Agreement, and that the Target is otherwise an express third party beneficiary of this Subscription Agreement, entitled to enforce the terms hereof against Undersigned as if it were an original party hereto. Except as expressly set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

(d) Each of SC Health and HoldCo is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or regulatory bodies. Neither party shall issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of SC Health and HoldCo (such consent not to be unreasonably withheld or delayed).

(e) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(f) This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(g) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof (other than any confidentiality agreement entered into by SC Health and/or HoldCo and the Undersigned in connection with the Offering).

(h) This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l) THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(m) All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by facsimile or email, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to SC Health, to:

SC Health Corporation

108 Robinson Road #10-00

Singapore 068900

Attention: Jeri Kwerk

AJ Coloma

Eric Teo

Terence Fong

Aaron Wee

Clement Chen

Email: jeri.kwek@sincapital.com

aj.coloma@sincapital.com

eric.teo@sincapital.com

terence.fong@sincapital.com

aaron.wee@sincapital.com

Clement.Chen@sincapital.com

with copies (which shall not constitute notice) to:

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Attn: Paul Tropp, Chris Capuzzi and Carl P. Marcellino

Email: carl.marcellino@ropesgray.com

Telephone No.: (212) 841-0623

and

Merrill Lynch (Singapore) Pte. Ltd.

50 Collyer Quay, #14-01

OUE Bayfront

Singapore 049321

Attention: Clemente Antonio Puno

Telephone No.: +65 6678 0157

Email: antonio.puno@bofa.com

Cowen and Company, LLC.

599 Lexington Avenue, 25th Floor

New York, NY 10022

Attention: Vinni Trehan

Email: vinni.trehan@cowen.com

If to HoldCo, to:	with copies (which shall not constitute notice) to:

Rockley Photonics Holdings Limited 3rd Floor 1 Ashley Road Altrincham, Cheshire United Kingdom, WA14 2DT Attention: Dr. Andrew Rickman Email:andrew.rickman@rockleyphotonics.com	Pillsbury Winthrop Shaw Pittman LLP 31 West 52nd Street New York, New York 10019 Attention: James Masetti and Jarrod Murphy Email:jim.masetti@pillsburylaw.com jarrod.murphy@pillsburylaw.com

Notice to the Undersigned shall be given to the address underneath the Undersigned’s name on the signature page hereto.

(n) The headings set forth in this Subscription Agreement are for convenience of reference only and shall not be used in interpreting this Subscription Agreement. In this Subscription Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Subscription Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Subscription Agreement shall be deemed in each case to refer to this Subscription Agreement as a whole and not to any particular portion of this Subscription Agreement. As used in this Subscription Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York (or as such term is used in Section 6 hereof, Washington, D.C.) are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Subscription Agreement to an affiliate of the SC Health will include SC Health’s sponsor, SC Health Holdings Limited.

(o) At Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties may reasonably deem practical and necessary in order to consummate the Offering as contemplated by this Subscription Agreement.

10. Non-Reliance and Exculpation. The Undersigned acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person other than the statements, representations and warranties contained in this Subscription Agreement in making its investment or decision to invest in HoldCo. The Undersigned agrees that neither (i) any other purchaser pursuant to other subscription agreements entered into in connection with the Offering (including the controlling persons, members, officers, directors, partners, agents, or employees of any such other purchaser) nor (ii) each Placement Agent, each of their respective affiliates or any of their respective affiliates’ respective control persons, officers, directors or employees, shall be liable to the Undersigned pursuant to this Subscription Agreement, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including, without limitation, for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished.

{SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SC HEALTH CORPORATION

By:
Name:
Title:

{Signature Page to Subscription Agreement}

ROCKLEY PHOTONICS HOLDINGS LIMITED

By:
Name:
Title:

{Signature Page to Subscription Agreement}

{SUBSCRIBER SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT}

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name(s) of Undersigned:

Signature of Authorized Signatory of Undersigned:

Name of Authorized Signatory:

Title of Authorized Signatory:

Address for Notice to Undersigned:

Attention:

Email:

Facsimile No.:

Telephone No.:

Address for Delivery of Shares to Undersigned (if not same as address for notice):

Subscription Amount: $

Number of Shares:

EIN Number:

SCHEDULE I

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1.

☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) (a “QIB”) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as a QIB.

2.	☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

☐ We are an “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), (5), (7) or (8) under the Securities Act).

A-1

C.	AFFILIATE STATUS

(Please check the applicable subparagraphs):

THE SUBSCRIBER:

☐ is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

This page should be completed by the Undersigned and constitutes a part of the Subscription Agreement.

A-2